EXHIBIT 10.1

SCHEDULE OF CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

On August 5, 2013, the Registrant entered into a Change in Control Employment Agreement (the “Agreement”) with Brian Janki, Vice President, General Manager – Specialty Papers.

In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing the Change in Control Employment Agreement as an exhibit to this Form 10-Q because it is substantially identical to the Form of Change in Control Employment Agreement by and between P. H. Glatfelter Company and certain employees, which is filed as Exhibit 10 (j) to our Form 10-K for the year ended December 31, 2008.